Exhibit 99.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)	ORDER TERMINATING
	)	CONSENT ORDER
QUAINT OAK BANK	)
SOUTHAMPTON, PENNSYLVANIA	)	FDIC-24-0l 19b
)
(INSURED STATE NONMEMBER BANK))
)

IT IS HEREBY ORDERED, that the Consent Order issued on May 15, 2025 against

Quaint Oak Bank, Southampton, Pennsylvania, pursuant to section 8(b) of the Federal Deposit

Insurance Act, 12 U.S.C. § 1818(b), be, and hereby is, terminated.

Pursuant to delegated authority.

Dated this 30th day of March, 2026.

Mary A. Barry
Regional Director
New York Region
Federal Deposit Insurance Corporation